Fees Summary	Feb. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 804,086,000
Previously Paid Amount	0
Total Fee Amount	123,105.57
Total Offset Amount	0
Net Fee	$ 123,105.57